UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2008

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12201 Technology Boulevard,
Suite 150
Austin, Texas 78727
(Address of principal executive
offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Valence Technology, Inc. (the “Company”) and Berg & Berg Enterprises, LLC (“Berg & Berg”) are parties to two loan agreements dated July 17, 1990 and October 5, 2001, respectively, both as amended. On June 12, 2008, Berg & Berg and the Company amended these loan agreements to extend the maturity date of the loans from September 30, 2008 to September 30, 2010.

This summary of the terms of the amendment is qualified in its entirety by the text of the amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1                                    Amendment No. 13 and Amendment No. 5 to Loan Agreements, dated as of June 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: June 16, 2008	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Amendment No. 13 and Amendment No. 5 to Loan Agreements, dated as of June 12, 2008.